                        Supplement dated October 11, 1999
             to the Prospectus dated March 1, 1999, as supplemented
                             through March 31, 1999
                   of Flag Investors International Fund, Inc.

         The Prospectus dated March 1, 1999, as supplemented through March 31, 1999 of Flag Investors International Fund, Inc. (the "Fund") is hereby amended and supplemented by the following:

         At a Special Meeting of Shareholders (the "Special Meeting") held on October 7, 1999, shareholders approved the reorganization of the Fund's structure into a master-feeder structure under which the Fund would invest all of its assets in the International Equity Portfolio (the "master fund").

         This reorganization is expected to occur on or about January 15, 2000. When the reorganization occurs, the investment advisory services will be provided to the Fund at the master fund level. The effect of the reorganization is that shareholders of the Fund will have their investments managed by Bankers Trust, the investment advisor of the master fund, rather than Investment Company Capital Corp. ("ICC") and The Glenmede Trust Company ("Glenmede").

         Additionally, the fourth paragraph of the section "Investment Advisor and Sub-Advisor" in the prospectus is amended and supplemented as follows:

         Prior to June 4, 1999, the Advisor was an indirect subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with a subsidiary of Deutsche Bank A.G. ("Deutsche Bank"). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

         A Special Meeting was held on October 7, 1999, at which time shareholders voted to approve a new investment advisory agreement (the "Advisory Agreement") with ICC and a new investment sub-advisory agreement (the "Sub-Advisory Agreement") with Glenmede. Approval of the Investment Advisory and Sub-Advisory Agreements was sought because Deutsche Bank indirectly became ICC's parent company and, therefore, controls its operations as investment advisor. The services provided to the Fund under the Advisory Agreement and Sub-Advisory Agreement are the same as those provided under the previous Advisory Agreement with ICC and the Sub-Advisory Agreement with Glenmede. These Agreements will remain in effect until the date of the reorganization discussed previously.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


SUPPINTL (10/99)

                       STATEMENT OF ADDITIONAL INFORMATION

                          -----------------------------


                     FLAG INVESTORS INTERNATIONAL FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                          -----------------------------



                 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.













            Statement of Additional Information Dated: March 1, 1999,
                    as supplemented through October 11, 1999

                 Relating to the Prospectus Dated: March 1, 1999,
                    as supplemented through October 11, 1999

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

1.   GENERAL INFORMATION AND HISTORY...........................................1

2.   INVESTMENT OBJECTIVE AND POLICIES.........................................1

3.   VALUATION OF SHARES AND REDEMPTION........................................4

4.   FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS......................5

5.   MANAGEMENT OF THE FUND....................................................9

6.   INVESTMENT ADVISORY AND OTHER SERVICES...................................14

7.   DISTRIBUTION OF FUND SHARES..............................................15

8.   BROKERAGE................................................................18

9.   CAPITAL STOCK............................................................20

10.  SEMI-ANNUAL REPORTS......................................................21

11.  CUSTODIAN, ACCOUNTING SERVICES AND TRANSFER AGENT........................21

12.  INDEPENDENT AUDITORS.....................................................22

13.  LEGAL MATTERS............................................................22

14.  PERFORMANCE INFORMATION..................................................22

15.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................23

16.  FINANCIAL STATEMENTS.....................................................24

1.       GENERAL INFORMATION AND HISTORY

         Flag Investors International Fund, Inc. (the "Fund") is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers one class of shares: Flag Investors International Fund Class A Shares (the "Shares").

         Important information concerning the Fund is included in the Fund's Prospectus, which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement relating to the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was organized as a Massachusetts business trust on September 3, 1986. The Fund filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and commenced operations on November 18, 1986. On August 16, 1993, the Fund reorganized as a Maryland corporation pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on June 16, 1993.

         Under a license agreement dated August 16, 1993, between the Fund and Alex. Brown & Sons Incorporated (predecessor to BT Alex. Brown Incorporated), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to that name and logo, including the right to permit other investment companies to use them.


2.       INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The Fund's assets will usually consist of issues listed on recognized foreign securities exchanges. The Fund is, however, free to hold securities that are not so listed, and may invest up to 15% of its net assets in such securities. There can be no assurance the Fund will achieve its objective.

         The Fund's investment advisor (the "Advisor") and sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") are responsible for managing the Fund's investments. The Sub-Advisor manages the Fund's investments on a day-to-day basis and utilizes a disciplined, value-based investment management style to construct the Fund's international equity portfolio. Markets, and individual securities within each market, are compared on the basis of fundamental value, quality, and prospective earnings potential.

         The Fund's assets will normally be invested in equity securities of companies located outside the United States. Equity securities consist not only of common stock but of securities convertible into common stock and American Depositary Receipts, which are securities issued in the United States that represent ownership rights in foreign countries. The Fund diversifies investments by issuer and does not concentrate in any one industry. In addition, the Fund allocates its investments among geographic regions and individual countries and, normally, expects to have 65% of its total assets invested in at least three different foreign countries. (See "Investment Restrictions.")

         Any assets not invested in equity securities may be invested in securities issued or guaranteed by the United States government or any of its agencies or instrumentalities; shares of open- or closed-end investment companies that invest exclusively in such securities; fixed income securities issued by U.S. or foreign corporations, or by foreign governments, that are determined by the Advisors to be of high quality; U.S. and foreign short-term money market instruments (consisting of government obligations; time deposits, bankers acceptances, and certificates of deposit of creditworthy banks; commercial paper and short-term corporate debt securities, which are rated in the top two categories published by Moody's Investors Service, Inc. or by Standard & Poor's Ratings Group or, if unrated, are of comparable quality as determined by the Advisors under guidelines established by the Fund's Board of Directors; and repurchase agreements with respect thereto). Under normal circumstances, no more than 35% of the Fund's assets may be invested in fixed income securities and money market instruments. For defensive purposes, however, up to 100% of such assets may be invested in money market instruments.

         The Fund may also enter into forward currency exchange contracts in order to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities, but it may not enter into such contracts for speculative purposes. The Fund will use these instruments for transaction hedging (i.e., to protect against adverse currency movements between a security's trade and settlement dates) but reserves the right occasionally to use forward contracts to hedge the value of securities denominated in a particular currency against a decline in the value of that currency. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. This method of protecting the value of the Fund's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of the currency increase.

         In addition, the Fund may invest up to 5% of its total assets in restricted securities, including Rule 144A Securities.

Special Risk Considerations

         Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States.

         Foreign stock markets are generally not as developed or efficient as those in the United States. In most markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity.

         Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities actions of the Fund in some foreign countries

Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding Shares. The vote of a majority of the outstanding Shares of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented or (ii) more than 50% of the outstanding Shares of the Fund. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:

         1. Invest more than 5% of its total assets in the securities of any single issuer;

         2. Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

         3. Borrow money except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing;

         4. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes, banks and insurance companies are considered to be separate industries);

         5. Invest in real estate or mortgages on real estate;

         6. Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures;

         7. Act as an underwriter of securities within the meaning of the federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

         8. Issue senior securities;

         9. Make loans except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies and may loan portfolio securities and enter into repurchase agreements;

         The following investment restrictions may be changed by a vote of the majority of the Board of Directors. The Fund will not:

         1. Invest in shares of any other open-end investment company registered under the Investment Company Act, except as permitted by federal law.

         2. Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal and state securities laws).

Other Considerations

         The Fund's investments in convertible securities rated below investment grade will not exceed 5% of the value of its total assets.

3.       VALUATION OF SHARES AND REDEMPTION

Valuation

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary U.S. business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Redemption

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder, will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares", and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


4.       FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

         The following general discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company

         The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a)derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and
(b)diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i)at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% of gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirement described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction.

         Income derived by the Fund from a partnership or trust satisfies the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by the Fund in the same manner as realized by the partnership or trust. Future Treasury regulations may provide that foreign currency gains that are not "directly related" to the Fund's principal business of investing in stock or securities (or in options and futures with respect to stock or securities) will not satisfy the Income Requirement. It is unclear to what extent gross income from certain currency related transactions will be treated as not satisfying the Income Requirement under these Treasury regulations or whether the Treasury regulations, when issued, will have only prospective effect. Consequently, the Fund will attempt to operate so that its gross income from certain currency related transactions will be less than 10% of the gross income of the Fund in any taxable year that could be subject to these Treasury regulations until such time as the applicable Treasury regulations are issued or the Fund receives a satisfactory opinion of counsel or private letter ruling from the Internal Revenue Service that income from such currency transactions may be considered "qualifying income" for purposes of the Income Requirement.

         Some of the forward foreign currency exchange contracts entered into by the Fund may be treated as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) thereunder have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of other Section 1256 contracts during that taxable year and is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may elect not to have the year-end deemed sale rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts (the "Mixed Straddle Election"). Gains and losses with respect to certain foreign currency contracts are treated as ordinary income or loss pursuant to Section 988 of the Code.

         For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuers of options on foreign currencies and of forward foreign currency exchange contracts, although it has been suggested that the issuer in each case would be the foreign central bank or foreign government backing the particular currency.

Fund Distributions

         The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year. Such distributions will generally be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in Shares. Shareholders receiving any distribution from the Fund in the form of additional Shares will generally be treated as receiving a taxable distribution in an amount equal to the fair market value of the Shares received, determined as of the reinvestment date.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund each year. Generally, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Because most of the Fund's income will be from foreign securities, only a small portion, if any, of the Fund's distributions will qualify for the dividends-received deduction.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, whether the distribution was paid in cash or reinvested in Shares. Shareholders will be advised annually as to the U.S. federal income tax status of distributions made during the year.

         Conversely, if any such gains are retained, the Fund will pay federal income tax thereon, and if the Fund makes an election, the shareholders will include such gains in their income, will increase their basis in the Fund by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

         Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxable on the entire amount of the distribution received, even though the net asset value per Share on the date of such purchase reflected the amount of such distribution.

         If the Fund fails to qualify as a regulated investment company for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends-received deduction for corporate shareholders.

         In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions paid (or deemed to be paid) to any shareholder who (1) has failed to provide a correct tax identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) has failed to certify to the Fund that he is not subject to backup withholding.

Miscellaneous Considerations

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.

         Generally, any gain or loss on the sale of Shares will be capital gain or loss, which will be long-term if the Shares have been held for more than twelve months, and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, any loss realized upon the sale, exchange or redemption of Shares held for six months or less will be treated as a long-term capital loss to the extent any capital gains distributions have been paid with respect to such Shares (or any undistributed net capital gains of the Fund with respect to such Shares have been included in determining the investor's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

Foreign Income Taxes

         The dividends and interest payable on certain of the Fund's foreign portfolio securities received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, thus reducing the net amount available for distribution to the Fund's shareholders. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of the Fund's assets to be invested within various countries is not known.

         If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders would be required to (i) include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund; (ii) either deduct their pro-rata share of foreign taxes in computing their taxable income, or use such share (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). In determining the source and character of distributions received from the Fund for purposes of the foreign tax credit limitation rules of the Code, shareholders would, if the Fund makes the Foreign Tax Election, be required to treat their pro-rata shares of such foreign taxes and allocable portions of Fund distributions as foreign source income.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("Foreign Shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of net investment income plus the excess, if any, of net short-term capital gains over net long-term capital losses will be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the distribution. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of Shares of the Fund, distributions of net long-term capital gains, and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Fund of any gains realized upon the sale of Shares of the Fund, will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         The Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) if the Foreign Shareholder does not comply with Internal Revenue Service certification requirements.

         The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

State and Local Tax Considerations

         Rules of U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in the Fund.

5.       MANAGEMENT OF THE FUND

Directors and Officers

         The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman and Director (10/27/26)
         Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company); Director, Investment Company Capital Corp. (registered investment advisor) and Virginia Hot Springs Inc. (property management). Formerly, Managing Director and Vice Chairman, Alex. Brown Incorporated (now BT Alex. Brown Incorporated).

RICHARD R. BURT, Director (2/3/47)
         IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company, Hollinger International, Inc., Homestake Mining, HCL Technologies and Anchor Technologies, Director, Mitchell Hutchins family of funds; and Member, Textron Corporation International Advisory Council. Formerly, partner McKinsey & Company, 1991-1994; U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany, 1985-1991.

JOSEPH R. HARDIMAN, Director (5/27/37)
         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, The Nevis Fund (registered investment company) and Circon Corp. (medical instruments). Formerly, President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated), 1976-1985.

LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants. Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies). Formerly, Director AMBAC Treasurers Trust (registered investment company) and DP Mann Holdings (insurance).

ROBERT H. WADSWORTH, Director (1/29/40)
         4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, The Wadsworth Group, First Fund Distributors, Inc. and Guiness Flight Investments Funds, Inc.; Director, The Germany Fund, Inc., The Central European Equity Fund, Inc.; and Vice President, Professionally Managed Portfolios and Advisors Series Trust.

CARL W. VOGT, Esq., President (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Interim President of Williams College; Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

CHARLES A. RIZZO, Treasurer (8/5/57)
         Vice President and Department Head, Deutsche Asset Management Americas, since 1999; and Vice President and Department Head, BT Alex. Brown Incorporated, 1998-1999. Formerly, Senior Manager,
         PricewaterhouseCoopers LLP, 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)
         Vice President, Deutsche Asset Management Americas, since 1999; and Vice President, BT Alex. Brown Incorporated, 1997-1999. Formerly, Senior Manager, PricewaterhouseCoopers LLP, 1988-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
         Director, Deutsche Asset Management Americas, since 1999. Principal, BT Alex. Brown Incorporated, 1998-1999. Formerly, Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

-------------------
* Mr. Semans is a director who is an "interested person," as defined in the 1940 Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently eight funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of three other funds in the Fund Complex. Messrs. Burt, Hardiman, Levy, McDonald and Wadsworth serve as Directors of each of the funds in the Fund Complex. Mr. Vogt serves as President of each of the funds in the Fund Complex. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary, and Mr. Hirsch serves as Assistant Secretary, for each of the funds in the Fund Complex.

         Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

         With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisors may be considered to have received remuneration indirectly. As compensation for his services, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") and Mr.
Vogt, the Fund's President effective October 7, 1999, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at board and committee meetings) from each fund in the Fund Complex for which he serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended October 31, 1998, Independent Directors' fees attributable to the assets of the Fund totaled approximately $369.

         The following table shows aggregate compensation and retirement benefits payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended October 31, 1998.

                               COMPENSATION TABLE


                                                                                      Total Compensation From
                             Aggregate                     Pension or                 the Fund and Fund
                             Compensation                  Retirement                 Complex Payable to
                             From the Fund for the         Benefits Accrued           Directors for the Fiscal
Name of Person,              Fiscal Year Ended             as Part of                 Year Ended
Position                     October 31, 1998              Fund Expenses              October 31, 1998
---------------------------------------------------------------------------------------------------------------------
Truman T. Semans(1)                $0                            $0                                $0
  Chairman
Richard T. Hale(1,2)               $0                            $0                                $0
  Director
James J. Cunnane(9)                $69(3)                        (4)                $39,000 for service on 13(5)
  Director                                                                          Boards in the Fund Complex
Joseph R. Hardiman(6)               N/A                         N/A                 $9,750 for service on 9(7)
                                                                                    Boards in the Fund Complex
John F. Kroeger(8)                 $87(3)                        (4)                $49,000 for service on 13(5)
  Director                                                                          Boards in the Fund Complex
Louis E. Levy                      $73(3)                        (4)                $44,000 for service on 13(5)
   Director                                                                         Boards in the Fund Complex
Eugene J. McDonald                 $69(3)                        (4)                $39,000 for service on 13(5)
  Director                                                                          Boards in the Fund Complex
Carl W. Vogt, Esq.                 $71(3)                        (4)                $39,000 for service on 11(5,8)
  Director                                                                          Boards in the Fund Complex
Richard R. Burt(10)                 N/A                         N/A                               N/A
  Director
Robert H. Wadsworth(10)             N/A                         N/A                               N/A
  Director

---------------------
(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2)   Resigned effective November 26, 1998.
(3) Of the amounts payable to Messrs. Cunnane, Kroeger, Levy, McDonald and Vogt nothing was deferred pursuant to the Fund's deferred compensation plan in the year ended October 31, 1998.
(4) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended October 31, 1998 was approximately $982.
(5)   One of these funds ceased operations on July 29, 1998.
(6)   Elected to the Fund's Board on January 22, 1999.
(7) Mr. Hardiman receives and Mr. Vogt received proportionately higher compensation from each fund for which they served.
(8)   Deceased November 26, 1998.
(9)   Retired effective October 7, 1999.
(10)  Elected to the Fund's board effective October 7, 1999.

         The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his last year of service. The fee will be paid quarterly, for life, by each Fund for which he serves. The Retirement Plan is unfunded and unvested. The Fund has two Participants, a Director who retired effective December 31, 1994 and another Director, who retired effective December 31, 1996, each of whom has qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his last year of service, as described above. The approximate credited years of service at December 31, 1998 are as follows: for Mr. Levy, 4 years; for Mr. McDonald, 6 years; for Mr. Vogt, 3 years; and for Mr. Hardiman, 0 years.


Years of Service                        Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------                      --------------------------------------------------------------------
                                           Chairmen of Audit and                      Other Participants
                                            Executive Committees                      ------------------
                                           ---------------------
6 years                                            $4,900                                     $3,900
7 years                                            $9,800                                     $7,800
8 years                                           $14,700                                     $11,700
9 years                                           $19,600                                     $15,600
10 years or more                                  $24,500                                     $19,500

         Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald and Vogt have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors deferral accounts will be paid in cash, in generally quarterly installments over a period of ten years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all of the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes additional restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director, or employee of the Fund or the Advisors preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director, or employee of the Distributor that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor or Sub-Advisor, as appropriate, would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisors and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.

6.       INVESTMENT ADVISORY AND OTHER SERVICES

         Investment Company Capital Corp. ("ICC" or the "Advisor") serves as the Fund's investment advisor and The Glenmede Trust Company ("Glenmede," or the "Sub-Advisor") serves as the Fund's sub-advisor pursuant to agreements approved by shareholders of the Fund on October 7, 1999. ICC is an indirect subsidiary of Deutsche Bank AG. ICC is also investment advisor to other Funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund Inc. Glenmede, a limited purpose trust company, provides fiduciary and investment services to individuals, endowment funds, foundations, employee benefit plans and other institutions. Glenmede is a wholly-owned subsidiary of The Glenmede Corporation.

         Under the Investment Advisory Agreement, ICC supervises and manages all aspects of the Fund's operations, except for distribution services; formulates and implements continuing programs for the purchase and sale of securities, consistent with the investment objective and policies of the Fund; provides the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; provides the Fund with, or obtains for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Fund's principal office; obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio; determines which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; takes all actions necessary to carry into effect the Fund's purchase and sale programs; supervises the operations of the Fund's custodian, transfer and dividend disbursing agent, and accounting services agent; provides the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and arranges, but does not pay for, the periodic updating of Prospectuses and supplements thereto, proxy materials, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities. ICC has delegated certain of these responsibilities to Glenmede. Any investment program undertaken by ICC or Glenmede will at all times be subject to the policies and control of the Fund's Board of Directors. Neither ICC nor Glenmede shall be liable to the Fund or its shareholders for any act or omission by ICC or Glenmede or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         Under the Investment Advisory Agreement, ICC is responsible for obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to Glenmede, provided that ICC continues to supervise the performance of Glenmede and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICC or Glenmede will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. The services of ICC and Glenmede to the Fund are not exclusive and ICC and Glenmede are free to render similar services to others.

         As compensation for its services, ICC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the annual rate of 0.75% of the Fund's average daily net assets. This fee is higher than that paid by most mutual funds, however, in ICC's opinion, is comparable to fees paid by other investment companies with similar investment objectives and policies. As compensation for its services, Glenmede is entitled to receive a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at the annual rate of 0.55% of the Fund's average daily net assets.

         Each of the Investment Advisory Agreement and Sub-Advisory Agreement will continue in effect for an initial term of two years and from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock") and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in each of such agreements by votes cast in person at a meeting called for such purpose. Each of the Investment Advisory Agreement and Sub-Advisory Agreement was most recently approved in the foregoing manner by the Fund's Board of Directors on September 29, 1998. The Fund or ICC may terminate the Investment Advisory Agreement upon sixty days' written notice, without penalty, by the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party or by the vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Investment Advisory Agreement will terminate automatically in the event of its assignment. The Sub-Advisory Agreement has similar termination provisions.

         Advisory fees paid by the Fund to ICC and sub-advisory fees paid by ICC to Glenmede for the last three fiscal years were as follows:

--------------------------------------------------------------------------------
                                                    Year Ended October 31,
--------------------------------------------------------------------------------
Fees Paid to:           1998                   1997                       1996
--------------------------------------------------------------------------------
ICC                    $0(1)                 $ 1,461(2)                    $0(3)
--------------------------------------------------------------------------------
Glenmede               $73,399               $77,150                   $6,149(4)
--------------------------------------------------------------------------------

----------------
(1) Net of fee waivers of $98,993. During this period, ICC also reimbursed expenses of $73,256.
(2) Net of fee waivers of $103,734.
(3) Net of fee waivers of $98,672. During this period, ICC also reimbursed expenses of $7,066.
(4) Net of fee waivers of $66,211.

        ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Accounting Services, Transfer Agent.")


7.      DISTRIBUTION OF FUND SHARES

        ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the exclusive distributor of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement") effective August 31, 1997.

        The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance, or gross negligence in the performance of ICC Distributors' duties or obligations under the Distribution Agreement or by reason of ICC Distributors' reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution

Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

        The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the Fund (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and so long as the Fund's Plan of Distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was most recently approved by the Board of Directors, including a majority of the Independent Directors, on September 27, 1999.

        ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated at any time, in the same manner as the Distribution Agreement and shall automatically terminate in the event of an assignment.

        In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with such institution's fee schedule. In addition, state securities laws on this issue may differ from interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

        As compensation for providing distribution services for the Shares as described above, ICC Distributors receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. In return for such fees, ICC Distributors pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

        As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

--------------------------------------------------------------------------------
                                             Fiscal Year Ended October 31,
                                 -----------------------------------------------
        Fee
                                    1998             1997               1996
--------------------------------------------------------------------------------
Class A 12b-1 Fee                $32,998(1)      $ 35,065(2)        $ 32,891(3)
--------------------------------------------------------------------------------

------------
(1) Fees received by ICC Distributors, the Fund's distributor.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $29,898 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $6,167.
(3) Fees received by Alex. Brown, the Fund's distributor.

        Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's Board of Directors and approved by its shareholders, the Fund has adopted a Plan of Distribution (the "Plan"). The maximum amount payable under the Plan to ICC Distributors for distribution and other shareholder servicing assistance is an amount calculated on an average net asset basis and paid monthly, equal to 0.25% of the Shares' average daily net assets, unless and until a change in payment is authorized and approved by the Board of Directors. ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. Payments to Participating Dealers and Shareholder Servicing Agents may not exceed fees payable to ICC Distributors under the Plan. The Plan was most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 29, 1998. The Plan will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.

        In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plan may be terminated at any time upon 60 days' notice, without penalty, by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Stock").

        During the continuance of the Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to ICC Distributors pursuant to the Distribution Agreement, to broker-dealers pursuant to any Sub-Distribution Agreements and to any Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

        The Fund's distributor received commissions on the sale of Class A Shares (of which only a portion was retained) in the following amounts:



--------------------------------------------------------------------------------------------------------------------
                                                               Fiscal Year Ended October 31,
       Class                      1998                            1997                               1996
                        --------------------------------------------------------------------------------------------
                        Received       Retained        Received          Retained         Received         Retained
--------------------------------------------------------------------------------------------------------------------
Class A                  $2,056(1)       $0            $10,338(2)        $9,938(3)        $11,908(4)      $11,878(5)
Commissions
--------------------------------------------------------------------------------------------------------------------

-------------
(1) By ICC Distributors, the Fund's distributor.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $10,234 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $104.
(3) Of commissions received, Alex. Brown retained $9,938 and ICC Distributors retained $0, respectively.
(4) By Alex. Brown, the Fund's distributor.

        The Fund will pay all costs associated with its organization and registration under the Securities Act and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing Prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly assumed by ICC or ICC Distributors.


8.      BROKERAGE

        Glenmede is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection, and for negotiation of commission rates, subject to the supervision of ICC. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. If the transaction is completed on a United States securities exchange, the brokerage commissions are subject to negotiation between Glenmede and the broker. Commission rates for brokerage commissions on foreign stock exchanges are, however, generally fixed. Glenmede may direct purchase and sale orders to any broker, including, to the extent and in the manner permitted by applicable law, the Advisors or their affiliates or ICC Distributors.

        In over-the-counter transactions orders are placed directly with a principal market maker and such purchases normally include a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market investments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with the Advisors or their affiliates in any transaction in which the Advisors or their affiliates act as a principal.

        If the Advisors or their affiliates are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

        Glenmede's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, Glenmede may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by Glenmede to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to Glenmede with clients other than the Fund. Similarly, any research services received by Glenmede through placement of portfolio transactions of other clients may be of value to Glenmede in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to Glenmede by a broker-dealer. Glenmede is of the opinion that, because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisors' research and analysis. In over-the-counter transactions, Glenmede will not pay any commission or other remuneration for research services. Therefore, it may tend to benefit the Fund by improving Glenmede's investment advice. Glenmede's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker had been chosen when, in the Advisor's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, Glenmede is also authorized to pay broker-dealers other than the Advisors or their affiliates higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, Glenmede may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

        ICC directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:


                                ------------------------------------------------
                                            Fiscal Year Ended October 31,
                                ------------------------------------------------
                                          1998                       1997
                                ------------------------------------------------
Transactions Directed                  $9,557,179                 $6,272,458
--------------------------------------------------------------------------------
Commissions Paid                       $   22,749                 $   16,973
--------------------------------------------------------------------------------

        Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through the Advisors or their affiliates. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act, which requires that the commissions paid the Advisor or its affiliates must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and Glenmede to furnish reports and to maintain records in connection with such reviews. For the fiscal year ended October 31, 1998 and the period from September 1, 1997 through October 31, 1997 the Fund did not pay any brokerage commissions to BT Alex. Brown or its affiliates. For the period from January 1, 1997 through August 31, 1997 and for the fiscal year ended October 31, 1996, the Fund paid no brokerage commissions to Alex. Brown.

        The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 1998, the Fund held a 5.25% repurchase agreement issued by Goldman Sachs & Co. valued at $455,000. Goldman & Sachs & Co. is one of the Fund's "regular brokers or dealers."

        The Advisors manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisors. The Advisors may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

9.      CAPITAL STOCK

        Under the Fund's Articles of Incorporation, the Fund has 10 million authorized Shares of common stock, par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

        The Fund's Articles of Incorporation provide for the establishment of separate series or separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated two classes of shares: Flag Investors International Fund Class A Shares (formerly known as the Flag Investors International Fund Shares) and Flag Investors International Fund Class B Shares. The Class B Shares are not currently being offered. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, each series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

        Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

        There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

        As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at the meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


10.     SEMI-ANNUAL REPORTS

        The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.


11.     CUSTODIAN, ACCOUNTING SERVICES AND TRANSFER AGENT

        Bankers Trust Company ("Bankers Trust") 130 Liberty Street, New York, New York 10006, has been retained to act as custodian of the Fund's assets. Bankers Trust has presented information to the Fund's Board of Directors regarding any non-branch correspondent institutions with which it may enter into agreements to hold the Fund's assets abroad and, based upon its review of such information, the Board has found such arrangements to comply with the requirements of Rule 17f-5 under the Investment Company Act and to be consistent with the best interests of the Fund and its shareholders. Bankers Trust receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the period from June 16, 1998 through October 31, 1998, Bankers Trust was paid $8,008 as compensation for providing custody services to the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $15.12 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended October 31, 1998, such fees totaled $19,096.

        ICC also provides certain accounting services to the Fund. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.

Average Daily Net Assets                     Incremental Annual Accounting Fee
------------------------                     ---------------------------------
0 - $10,000,000                                     $25,000 (fixed fee)
$10,000,000   -  $25,000,000                        0.080%
$25,000,000   -  $50,000,000                        0.060%
$50,000,000   -  $75,000,000                        0.040%
$75,000,000   -  $100,000,000                       0.035%
$100,000,000  -  $500,000,000                       0.017%
$500,000,000  -  $1,000,000,000                     0.006%
over $1,000,000,000                                 0.002%

         In addition, the Fund will reimburse ICC for the following out of pocket expenses incurred in connection with ICC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage. For the fiscal year ended October 31, 1998, ICC received accounting fees of $27,558.

12.      INDEPENDENT AUDITORS


         The annual financial statements of the Fund are audited by Deloitte & Touche LLP whose report thereon appears elsewhere herein, and have been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. Deloitte & Touche LLP has offices at University Square, 117 Campus Drive, Princeton, New Jersey 08540.

13.      LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

14.      PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return quotations, under the rules of the SEC must be calculated according to the following formula:

                  P(1+T)(n)= ERV

   Where:         P        =        a hypothetical initial payment of $1,000

                  T        =        average annual total return

                  n        =        number of years (1, 5 or 10)

                  ERV      =        ending redeemable value at the end of the
                                    1-, 5- or 10- year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year periods.

         Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten- year periods or a shorter period dating from the effectiveness of the Fund's registration statement.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended October 31, 1998 were as follows:


                              -----------------------------------------------------------------------------------------------
                                 One-Year Period Ended            Five-Year Period Ended           Ten-Year Period Ended
                                   October 31, 1998                  October 31, 1998                 October 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  Average                           Average
                                 Ending                           Ending           Annual           Ending           Annual
Class                          Redeemable         Total         Redeemable          Total         Redeemable         Total
                                  Value          Return            Value           Return            Value           Return
-----------------------------------------------------------------------------------------------------------------------------
Class A
*November 18, 1986               $1,054           0.51%           $1,370            6.51%           $1,794            6.02%
-----------------------------------------------------------------------------------------------------------------------------

-----------
*  Inception Date

        The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Morningstar, Inc., or with the performance of the Europe, Australia and Far East Index, the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

        The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate for the fiscal year 1998 was 27% and in fiscal year 1997 was 21%.


15.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        To Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the Fund's outstanding Shares, as of December 1, 1998.



---------------------------------------------------------------------------------------------
   Name and Address         Owned of Record      Beneficially Owned      Percentage Owned
---------------------------------------------------------------------------------------------
Timothy E. Toohig TR               X                    X                       5.17%
U/A 06/24/96
Fairfield Jesuit
Community Corp
c/o Fairfield University
St. Ignatius Hall
Fairfield, CT  06430
---------------------------------------------------------------------------------------------
BT Alex. Brown                     X                    X                       5.87%
Incorporated
FBO 201-70188-19
P.O. Box 1346
Baltimore, MD  21203-
1346
---------------------------------------------------------------------------------------------

                The Directors and executive officers as a group (nine persons) beneficially owned 1.17% of the Fund's total outstanding Shares, as of November 30, 1998.


16.      FINANCIAL STATEMENTS

         See next page.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                         October 31, 1998


  No. of                                                              Percent of
  Shares                     Security                   Value         Net Assets
--------------------------------------------------------------------------------

COMMON STOCK -- 95.6%?

UNITED KINGDOM -- 21.4%

   12,500       Allied Zurich PLC*                     $   147,913      1.2%
    9,300       BOC Group PLC                              136,042      1.1
   12,500       British American Tobacco*                  111,615      0.9
   15,000       British Petroleum Co                       221,305      1.8
   60,000       British Steel PLC                          102,430      0.9
   36,562       BTR PLC                                     63,795      0.5
   25,000       Caradon PLC                                 51,885      0.4
   14,000       De La Rue PLC                               40,888      0.4
   38,750       Iceland Group PLC                          127,442      1.1
   20,000       Johnson Matthey PLC                        112,640      0.9
   84,000       Mirror Group Newspapers PLC                204,560      1.7
   10,000       Rio Tinto PLC                              121,762      1.0
   35,100       Scottish Power PLC                         344,257      2.8
   25,000       Tate & Lyle PLC                            143,624      1.2
   75,000       Tomkins PLC                                345,828      2.8
   36,000       WH Smith Class A                           330,790      2.7
                                                       -----------     -----
                                                         2,606,776     21.4
JAPAN -- 19.2%
    6,600       Acom Co., Ltd                              370,556      3.0
    6,000       Aoyama Trading Co., Ltd.                   148,771      1.2
    5,000       Canon Inc.                                  95,084      0.8
   10,000       Chugai Pharmaceutical Co.                   91,419      0.8
       50       East Japan Railway Co.                     297,973      2.5
   20,000       Fuji Heavy Industry                        100,043      0.8
    4,000       Fuji Photo Film - Ord                      147,305      1.2
    4,000       Honda Motor Co.                            120,742      1.0
   12,000       Kao Corp.                                  244,243      2.0
    2,000       Nintendo Corp. Ltd.                        170,073      1.4
    2,000       Rohm Company                               177,663      1.5
    1,600       Sony Corp.                                 102,113      0.8
    5,000       Takefuji Corp.                             267,788      2.2
                                                       -----------    -----
                                                         2,333,773     19.2

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                         October 31, 1998

  No. of                                                              Percent of
  Shares                     Security                   Value         Net Assets
--------------------------------------------------------------------------------

COMMON STOCK -- continued=20

GERMANY -- 10.0%
    5,500       Bayer AG                               $   222,016      1.8%
    3,000       Deutsche Bank AG                           194,213      1.6
    3,600       Deutsche Telekom AG                        197,533      0.8
    4,000       Hoechst AG                                 167,150      1.4
    3,400       Siemens AG                                 206,846      1.7
    6,000       Veba AG                                    329,826      2.7
                                                       -----------    -----
                                                         1,217,584     10.0
FRANCE -- 9.1%
    2,258       Elf Aquitaine                              261,697      2.1
    2,356       Lafarge SA                                 241,205      2.0
    3,872       Lagardere Groupe                           156,052      1.3
    2,000       Pernod-Ricard                              133,381      1.1
    5,600       SCOR SA                                    321,586      2.6
                                                       -----------    -----
                                                         1,113,921      9.1
SPAIN -- 6.8%
   10,000       Dragados & Construcciones SA               298,258      2.4
    6,000       Repsol SA                                  301,600      2.5
    1,700       Telefonica de Espana ADR                   232,794      1.9
                                                       -----------    -----
                                                           832,652      6.8
ITALY -- 6.3%
    9,631       Assicurazioni Generali                     345,774      2.8
  121,520       Bennetton Group SpA                        204,020      1.7
   30,665       Telecom Italia SpA                         222,251      1.8
                                                       -----------    -----
                                                           772,045      6.3
AUSTRALIA -- 5.0%
  100,000       Fosters Brewing Group*                     245,232      2.0
   16,634       Lend Lease Corp., Ltd.                     366,369      3.0
                                                       -----------    -----
                                                           611,601      5.0

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                         October 31, 1998

  No. of                                                             Percent of
  Shares                     Security                   Value        Net Assets
--------------------------------------------------------------------------------

COMMON STOCK -- concluded

FINLAND -- 3.1%
    4,000       Nokia AB - Series A ADR                $   372,250      3.1%
                                                       -----------    -----
NETHERLANDS -- 3.0%
    4,900       Akzo Nobel                                 190,623      1.6
    9,456       Algemene Bank Nederland                    177,344      1.4
                                                       -----------    -----
                                                           367,967      3.0
SWEDEN -- 3.0%
   11,000       Astra AB                                   173,256      1.4
    5,000       SKF AB - B Shares                           57,538      0.5
    6,000       Volvo AB - B                               129,990      1.1
                                                       -----------    -----
                                                           360,784      3.0
NORWAY -- 2.3%
    4,300       Kvaerner AS                                 93,549      0.8
    4,300       Norsk Hydro                                188,274      1.5
                                                       -----------    -----
                                                           281,823      2.3
BELGIUM -- 2.1%
      700       Electrabel, SA*                            257,970      2.1
                                                       -----------    -----
DENMARK -- 1.6
    2,500       Uni-Danmark A/S                            190,779      1.6
                                                       -----------    -----
NEW ZEALAND -- 1.2%
   28,000       Telecom Corp New Zealand                   114,793      1.0
    5,000       Tranz Rail Holdings                        126,562      0.2
                                                       -----------    -----
                                                           141,355      1.2
PORTUGAL -- 1.0%
    5,000       Electricidade                              125,855      1.0
                                                       -----------    -----
SINGAPORE -- 0.5%
   10,000       Singapore Airlines Ltd. F                   61,633      0.5
                                                       -----------    -----

Total Common Stock
      (Cost $9,497,855)                                 11,648,768     95.6
                                                       -----------    -----

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                         October 31, 1998

  No. of                                                             Percent of
  Shares                     Security                   Value        Net Assets
--------------------------------------------------------------------------------


 REPURCHASE AGREEMENT -- 3.7

     $455       Goldman Sachs & Co., 5.25%
                  Dated 10/30/98 to be repurchased
                  on 11/02/98, collateralized by U.S.
                  Treasury Notes with a market value
                  of $464,102.76.
                  (Cost $455,000)                      $   455,000      3.7%
                                                       -----------    -----
Total Investments in Securities
      (Cost $9,952,855)**                               12,103,768     99.3

Other Assets in Excess of Liabilities                       83,188      0.7
                                                       -----------    -----

Net Assets                                             $12,186,956    100.0%
                                                       ===========    =====

Net Asset Value and Redemption Price Per Share
      ($12,186,956 / 719,333 shares outstanding)            $16.94
                                                            ======

Maximum Offering Price Per Share
      ($16.94 / 0.955)                                      $17.74
                                                            ======

----------
*    Non-income producing security.
**   Cost for federal tax purposes is $10,192,648.


                        See Notes to Financial Statements

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Statement of Operations

                                                                         For the
                                                                        Year Ended
                                                                        October 31,
-----------------------------------------------------------------------------------
                                                                           1998
Investment Income:
   Dividends ........................................................    $ 294,725
   Interest .........................................................       20,698
      Less: Foreign taxes withheld ..................................      (33,349)
                                                                         ---------
            Total income ............................................      282,074
                                                                         ---------
Expenses:
   Investment advisory fee ..........................................       98,993
   Professional fee .................................................      110,377
   Distribution fee .................................................       32,998
   Accounting fee ...................................................       27,558
   Printing and postage .............................................       25,206
   Registration fees ................................................       24,658
   Transfer agent fee ...............................................       19,096
   Custodian fee ....................................................       19,091
   Miscellaneous ....................................................       13,467
                                                                         ---------
            TOTAL EXPENSES ..........................................      371,444
   Less: Fees waived ................................................     (172,249)
                                                                         ---------
            Net expenses ............................................      199,195
                                                                         ---------
   Net investment income ............................................       82,879
                                                                         ---------
Net realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions .....................      813,915
   Net realized foreign exchange loss ...............................      (61,533)
   Change in unrealized appreciation/depreciation
      of investments ................................................      (99,666)
   Change in unrealized appreciation/depreciation on translation of assets and liabilities, excluding investments denominated in
      foreign currencies ............................................        2,524
                                                                         ---------
            Net gain on investments .................................      655,240
                                                                         ---------

Net increase in net assets resulting from operations ................    $ 738,119
                                                                         =========



FLAG INVESTORS INTERNATIONAL FUND
----------------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                         For the Years Ended October 31,
----------------------------------------------------------------------------------------
                                                              1998             1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income ...........................     $     82,879     $    165,758
   Net realized gain from security transactions and
      foreign exchange transactions ................          752,382        1,730,841
   Change in unrealized appreciation/depreciation
      of investments ...............................          (99,666)         348,203
   Change in unrealized appreciation/depreciation
      on translation of other assets and liabilities
      denominated in foreign currencies ............            2,524             (438)
                                                         ------------     ------------
   Net increase in net assets resulting
      from operations ..............................          738,119        2,244,364
                                                         ------------     ------------
Dividends to Shareholders from:
   Net investment income and short-term gains ......          (82,879)        (165,758)
   Distributions in excess of net investment
      income and short-term gains ..................         (127,834)         (94,471)
                                                         ------------     ------------
   Total distributions .............................         (210,713)        (260,229)
Capital Share Transactions:
   Proceeds from sale of 61,500 and
      83,957 shares, respectively ..................        1,076,733        1,258,732
   Value of 11,538 and 15,155 shares issued in
      reinvestment of dividends, respectively ......          182,302          223,079
   Cost of 208,269 and 155,119 shares
      repurchased, respectively ....................       (3,581,124)      (2,414,563)
                                                         ------------     ------------
   Total decrease in net assets derived
      from capital share transactions ..............       (2,322,089)        (932,752)
                                                         ------------     ------------
   Total increase/(decrease) in net assets .........       (1,794,683)       1,051,383

Net Assets:
   Beginning of year ...............................       13,981,639       12,930,256
                                                         ------------     ------------
   End of year .....................................     $ 12,186,956     $ 13,981,639
                                                         ============     ============

Distributions in excess of net investment income ...     $   (192,053)    $        437
                                                         ============     ============


                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each year)


                                                              For the Year Ended
                                                                 October 31,
--------------------------------------------------------------------------------
                                                                     1998
Per Share Operating Performance:
   Net asset value at beginning of year ....................       $ 16.36
                                                                   -------
Income from Investment Operations:
   Net investment income ...................................          0.08
   Net realized and unrealized gain/(loss) on investments(1)          0.76
                                                                   -------
   Total from Investment Operations ........................          0.84

Less Distributions:
   Distributions from net investment income
   and short-term gains ....................................         (0.10)
   Distributions in excess of net investment income
   and short-term gains ....................................         (0.16)
                                                                   -------
   Total distributions .....................................         (0.26)
                                                                   -------
   Net asset value at end of year ..........................       $ 16.94
                                                                   =======

Total Return(2) ............................................          5.25%
Ratios to Average Daily Net Assets:
   Expenses(3) .............................................          1.50%
   Net investment income(4) ................................          0.62%
Supplemental data:
   Net assets at end of year (000) .........................       $12,187
   Portfolio turnover rate .................................            27%

----------

(1) The years ended October 31, 1998, 1997, 1996, 1995 and 1994 include net realized currency gain/(loss).
(2)  Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.78%, 2.24%, 2.30%, 2.17% and 1.97% for the years ended October 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been (0.67)%, 0.44%, 1.10%, 0.02% and 0.28% for the years ended October 31, 1998, 1997, 1996, 1995 and
     1994, respectively.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------






    For the Year Ended October 31,
----------------------------------------------------------------------------------------------------------------
                                                                   1997          1996           1995           1994
Per Share Operating Performance:
   Net asset value at beginning of year ....................     $14.20        $ 12.69        $ 13.97        $ 13.05
                                                                -------        -------        -------        -------
Income from Investment Operations:
   Net investment income ...................................       0.11           0.26           0.09           0.18
   Net realized and unrealized gain/(loss) on investments(1)       2.34           1.28          (1.37)          1.58
                                                                -------        -------        -------        -------
   Total from Investment Operations ........................       2.45           1.54          (1.28)          1.76
Less Distributions:
   Distributions from net investment income
   and short-term gains ....................................      (0.18)         (0.03)            --          (0.84)
   Distributions in excess of net investment income
   and short-term gains ....................................      (0.11)            --             --             --
                                                                -------        -------        -------        -------
   Total distributions .....................................      (0.29)         (0.03)            --          (0.84)
                                                                -------        -------        -------        -------
   Net asset value at end of year ..........................     $16.36        $ 14.20        $ 12.69        $ 13.97
                                                                =======        =======        =======        =======

Total Return(2) ............................................      17.48%         12.13%         (9.16)%        13.98%
Ratios to Average Daily Net Assets:
   Expenses(3) .............................................       1.50%          1.50%          1.50%          1.50%
   Net investment income(4) ................................       1.18%          1.91%          0.68%          0.75%
Supplemental data:
   Net assets at end of year (000) .........................    $13,982        $12,930        $12,483        $15,487
   Portfolio turnover rate .................................         21%            13%            35%            43%


                          Notes to Financial Statements

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors International Fund, Inc. (the "Fund"), which commenced operations on November 18, 1986 is a Maryland Corporation. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its objective is to seek long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers located outside of the United States.

     The Fund consists of one share class, Class A Shares, which is subject to a 4.50% maximum front-end sales charge and a 0.25% distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. When the security is listed on more than one exchange, the Fund uses the last price on the exchange where the security is primarily traded. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the last bid price in the over-the-counter market. When a market quotation is not readily available, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

NOTE 1--concluded

     C. Foreign Currency Translation--The Fund's books and records are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded in the Fund's records at the effective exchange rate when earned or incurred. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect the current exchange rate. Transaction gains or losses that are a result of changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reported in realized and unrealized gain/(loss) on investments for the current period.

     The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. These contracts are not reflected in the Fund's financial statements. However, the net income or loss from these contracts is recorded from the contract's inception date. Premiums or discounts are amortized over the life of the contracts.

     D. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

     The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     E. Security Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the gain or loss on investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Notes to Financial Statemnents (continued)

Note 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor and The Glenmede Trust Company ("Glenmede") is the Fund's subadvisor. As compensation for advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.75%. As compensation for subadvisory services, ICC pays Glenmede an annual fee based on the Fund's average daily net assets. This fee is calculated monthly and paid quarterly at the annual rate of 0.55%.

     ICC has agreed to waive up to all of its fees and reimburse expenses if necessary so that the Fund's total operating expenses are no more than 1.50% of the Fund's average daily net assets. For the year ended October 31, 1998, ICC waived fees of $98,993 and reimbursed expenses of $73,256. At October 31, 1998, the Fund was owed $34,417 from the advisor for waived advisory fees of $7,400 and reimbursed expenses of $27,017. ICC paid Glenmede $73,399 for subadvisory services for the year ended October 31, 1998.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or subadvisor.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $27,558 for accounting services for the year ended October 31, 1998. At October 31, 1998, accrued accounting services fees amounted to $2,233.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $19,096 for transfer agent services for the year ended October 31, 1998. At October 31, 1998, the Fund owed $3,865 in transfer agent fees.

     Effective June 16, 1998, Bankers Trust Company became the Fund's custodian. Prior to June 16, 1998, Mellon Trust served as the Fund's custodian. From June 16, 1998 to October 31, 1998, the Fund paid $8,008 in custody fees.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. The Fund paid $32,998 for distribution services for the year ended October 31, 1998. At October 31, 1998, the Fund owed $2,467 in distribution fees.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended October 31, 1998 was $982, and the accrued liability was $489.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 9 million shares of $.001 par value capital stock (8 million Flag Investors Class A and 1 million undesignated).

NOTE 4--Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $3,461,505 and sales of investment securities aggregated $6,119,807 for the year ended October 31, 1998.

     On October 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $3,134,217 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $983,304.

NOTE 5--Foreign Investment Risk

     Foreign investments involve substantial and different risks than investments in companies in the United States. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States.

     Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity.

     Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 6--Federal Income Tax Information

     Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, permanent book/tax differences related to foreign exchange losses of $64,656 have been reclassified from the accumulated net realized loss from security and foreign exchange transactions to distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.

     On October 31, 1998, there was a tax capital loss carryforward of approximately $1,774,000, of which $1,185,000 expires in 2000 and $589,000 in 2001. This carryforward will be used to offset future net capital gains.

NOTE 7--Net Assets

     On October 31, 1998, net assets consisted of:
Paid-in capital ............................................       $11,998,931
Distribution in excess of net investment income ............          (192,053)
Accumulated net realized loss from security and
   foreign exchange transactions ...........................        (1,774,119)
Unrealized appreciation of investments .....................         2,150,913
Unrealized translation gain ................................             3,284
                                                                  ------------
                                                                   $12,186,956
                                                                  ============


NOTE 8--Personal Income Tax Information for the Shareholder (Unaudited)

     The following information summarizes all distributions paid by the Fund during the taxable period ended October 31, 1998.

Domestic Ordinary Income ...................................           $ 28,367
Foreign Source Income ......................................            182,346
                                                                       --------
   Total Ordinary Income ...................................            210,713
                                                                       ========

Long-Term Capital Gains ....................................                 --
   Total Distributions .....................................            210,713
                                                                       ========
Foreign Tax Paid or Withheld ...............................           $ 45,153
                                                                       ========

     The foreign taxes paid or withheld represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders
Flag Investors International Fund, Inc.:

     We have audited the accompanying statements of net assets of Flag Investors International Fund, Inc. as of October 31, 1998, and the related statements of operations for the year then ended, and changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors International Fund, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 30, 1998